Note K - Subsequent Events	9 Months Ended
Dec. 31, 2012
Subsequent Events [Text Block]
Note K — Subsequent Events

Management evaluated subsequent events through the date of this filing and determined that no such events have occurred that would require adjustment to or disclosure in the financial statements.

On January 25, 2013, the Company issued a press release announcing that its board of directors has approved an increase in its monthly distribution rate on its common shares to an annualized distribution rate of 6.2 percent, or $0.558 per share annually or $0.0465 monthly, assuming a purchase price of $9.00 per share. The distribution, previously 6 percent, increased beginning with the January 2013 distribution, paid to stockholders of record as of January. 24, 2013 on February 10, 2013.

As of March 25, 2013, 952 shares have been issued under the DRIP plan.

During March 2013, the Company issued a promissory note for approximately $1.8 million.  The note is collateralized by real property located in Fort Worth, Texas, bears an annual interest rate of 4.66% payable in monthly installment payments of principal and interest totaling approximately $10,000 and matures during April 2023.